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                                                                   EXHIBIT 10.2


                               SECURITY AGREEMENT

         This Security Agreement (the "Agreement") is entered into as of October 31, 2001, (the "Effective Date") by and between, Global Asset Holdings, Inc., a Delaware corporation ("Global") with its principal address at 11900 Biscayne Blvd. Suite 262 Miami, FL 33181, its subsidiaries, National Online Communications, Inc. ("NOL"), SavOnCalling.com, LLC ("SavOn"), and One World Public Communications Corp. ("One World") (collectively, the Global and NOL, SavOn, and One World shall be referred to as the "Global Companies or Borrowers") and Brookfield Investments Ltd ("Secured Party"), a corporation formed under the laws of Israel, Twin Tower Two, Jabotinski Street, Ramat Gan, Israel. Borrowers and Secured Party may be independently referred to hereinafter as "Party" or collectively as the "Parties."

                                    RECITALS

         WHEREAS, prior to the execution of this Agreement the Secured Party has unpaid advances to the Global Companies ("Prior Advances") of $2,179,000 together with accrued interest of $54,222.42 ("Prior Interest"); and

         WHEREAS, Secured Party may in its sole discretion, advance additional amounts to Borrowers from time to time ("Future Advances");

         WHEREAS, simultaneously herewith, the Parties have executed a Secured Promissory Note ("The Note"), which evidences the obligation of the Global Company to repay the Prior Advances, Prior Interest and Future Advances;

         WHEREAS, the Global Companies have agreed to secure the Loan with the assets set forth in Section 5 herein.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations, and warranties contained in this Agreement, the receipt and sufficiency of which is hereby mutually acknowledged, the Parties agree as follows:

         1. Advances.

                  1.1 The rate of Interest (the "Interest") shall be simple interest, seven percent (7%) per annum accruing from the date hereof with respect to Prior Advances and from the date of the disbursement of funds to Borrowers with regard to Future Advances.

                  1.2 All Future Advances, and all payments of principal and interest made shall be inscribed by Secured Party on Schedule A attached to the Promissory Note (as hereinafter defined) and initialed by Global.


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         2. Obligations. The payment of the amounts due under the Note, including all renewals, extensions, and modification thereof; (b) the payment, performance and observance of all warranties, obligations, covenants and agreements to be paid, performed or observed by the Borrowers under this Agreement; and (c) the payment of all other sums, with interest thereon, advanced or otherwise due or payable under the terms of this Agreement (collectively, the "Obligations").

         3. Default Provisions. The occurrence of any of the following events shall constitute an event of default:

                  3.1 The nonpayment of any amount by Global on the Note when the same becomes due and payable pursuant to its terms upon the Maturity Date or after an earlier date as set forth in the Note.

                  3.2 Any Borrower's failure to comply with any material term, obligation, covenant, or condition contained in this Agreement within ten (10) days after receiving written notice from the Secured Party demanding such compliance.

                  3.3 Any warranty, covenant, or representation made to Secured Party by Borrowers under this Agreement proves to have been false in any material respect when made or furnished and which is not cured within ten (10) days after receiving written notice of same.

                  3.4 Any levy, seizure, attachment, lien on the Collateral, other than those existing as of the date hereof, or as permitted hereunder, that is not discharged by Borrowers within ten (10) days after receiving notice of same.

                  3.5 Any sale, transfer, or disposition of any interest in the Collateral, other than in the ordinary course of business, without the prior written consent of Secured Party.


         4. Acceleration and Attorneys Fees.

         At the option of Secured Party, upon notice all amounts due shall immediately become due and payable upon an event of default as set forth in
Section 3 above, 3.3. Any reasonable attorneys' fees and other expenses incurred by Secured Party in connection with enforcing any of its rights hereunder or from a bankruptcy filing relating to Borrowers, whether a lawsuit is filed or not, shall be additional indebtedness of Borrowers secured by this Agreement, and shall not be deemed a penalty.

         5. Security Agreement.

                  5.1      Grant of Security Interest.

                  Each Borrower, in consideration for the Secured Party not demanding payment of the Prior Advances and Prior Interest and for any Future Advances, hereby grants, conveys, and assigns to Secured Party, as security for the Obligations, a security interest and, except as herein provided, a first priority lien in and to the following:

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                           (a) All of the accounts receivable of the Global
Companies (the "Accounts Receivable"), whether existing on the date herewith or arising at any time hereafter.

                           (b) All proceeds, in any type or form arising from
the sale or other disposition of any of the Collateral.

                           (c) All records in whatever form, relating to the
Collateral.


                  5.2. Representations and Covenants of Borrowers.

                  Borrowers agrees, covenants, and acknowledges that Secured Party is reasonably relying upon these agreements and covenants, as follows:

                           5.2.1 Payment.

                           Borrowers shall promptly pay when due the amount
evidenced by the Note, and all other sums secured by this Agreement and the Note.

                           5.2.2 Existence.

                           Each Borrower is a duly organized and existing under
the laws of the state of organization.

                           5.2.3 Authority.

                           The execution, delivery, and performance of this
Agreement, and the execution and payment of the Note is within the power of Borrowers and such acts have been duly authorized, are not in contravention of law or the terms of the Borrowers' articles of organization or operating agreement, or of any indenture, agreement, or undertaking to which Borrowers are a party or by which it is bound.

                           5.2.4 Ownership of Collateral.

                           Borrowers shall be the sole owner of the Collateral
and will defend the Collateral against the claims and demands of all other persons at any time claiming the same or any interest therein, that arise after the date hereof.

                  5.3 Taxes and Assessments.

                  Borrowers will pay or cause to be paid promptly when due all taxes and assessments on the Collateral. Borrowers may, however, withhold payment of any tax assessment or claim if a good faith dispute exists as to the obligation to pay so long as funds sufficient to pay the taxes and assessments are set aside for such purpose either in cash or by surety bond issued in form of the appropriate taxing authority.

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                  5.4 Protection of Secured Party's Security.

                  If Borrowers fail to perform the covenants and agreements contained or incorporated in this Agreement, or if any action or proceeding is commenced which affects the Collateral or title thereto or the interest of Secured Party therein, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, then Secured Party may make such appearance, disburse such sums, and take such action as Secured Party deems necessary, in its sole discretion, to protect Secured Party's interest, including, but not limited to the following: (i) disbursement of attorneys' fees and (ii) procurement of satisfactory insurance. Any amounts disbursed by Secured Party pursuant to this
Section 5.7, with interest thereon, shall become additional indebtedness of Borrowers under the Note, secured by this Agreement. Unless Borrowers and Secured Party agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the default rate stated in the Note unless collection from Borrowers of interest at such rate would be contrary to applicable law. Nothing contained in this Section
5.7 shall require Secured Party to incur any expense or take any action.

                  5.5 Inspection of Books and Records.

                  Secured Party may make or cause to be made reasonable requests to inspect the books and records of the Borrowers as they related to the Accounts Receivable and Borrowers shall cooperate with Secured Party to accommodate such reasonable requests, upon three (3) days written notice to the Borrowers.

                  5.6 Security Interest Not Released.

                  From time to time, Secured Party may, at Secured Party's option, without giving notice to or obtaining the consent of Borrowers or its successors or assigns or of any other lienholders, without liability on Secured Party's part, and notwithstanding a breach by Borrowers of any covenant or agreement set forth in this Agreement, extend the time for payment of said indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of said indebtedness, accept a renewal note or notes therefore, modify the terms and the time of payment of said indebtedness, release from the security interest of this Agreement any part of the Collateral, take or release other or additional security, and reconvey any part of the Collateral. Any actions taken by Secured Party pursuant to the terms of this Section shall be in writing, shall not affect the obligation of Borrowers or its successors or assigns to pay the sums secured by this Agreement and to observe the covenants of Borrowers contained herein, shall not affect the guaranty of any person, corporation, partnership, or other entity for payment of the indebtedness secured hereby, and shall not affect the lien or priority of security interest hereof on the Collateral.


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                  5.7 Forbearance by Secured Party Not a Waiver.

                  Any forbearance by Secured Party in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of, or preclude the exercise of, any right or remedy.

                  5.8 Uniform Commercial Code Security Agreement.

                  This Agreement is intended to be a security agreement pursuant to the Uniform Commercial Code for each of the items specified in Section 5.2 as Collateral. Borrowers hereby grant Secured Party a security interest in said items. Borrowers agree to execute and allow Secured Party to file financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Agreement, and do whatever may be necessary under the applicable Uniform Commercial Code in the state where the Collateral is located, to perfect and continue Secured Party's interest in the Collateral. The Parties agree that such financing statements will be filed in the name of the Secured Party. Secured Party shall pay all costs of filing such financing statements and any extensions, renewals, amendments, and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements requested by Secured Party. Without the prior written consent of Secured Party, Borrowers shall not create or allow to be created, pursuant to the Uniform Commercial Code, any other statute, a security interest in the Collateral senior in priority to that of Secured Party including replacements and additions thereto. Upon the occurrence of an event of default, Secured Party shall have the remedies of a secured party under the Uniform Commercial Code and, at Secured Party's option, may also invoke any other remedy provided for in this Agreement. In exercising any of said remedies, Secured Party may, at its sole option, proceed against any part of the Collateral separately or together and in any order whatsoever, without in any way affecting the availability of Secured Party's remedies under the Uniform Commercial Code, or of Secured Party's other remedies provided in this Agreement.

                  5.9 Rights of Secured Party.

                           5.9.1. Upon default, Secured Party shall be entitled,
in its own name or in the name of the Borrowers, or otherwise, but at the expense and cost of the Borrowers, to collect, demand, receive, sue for and/or compromise any and all of the Accounts Receivables including, without limitation, any and all Accounts Receivable due or to become due from present or future subscribers or customers of any service provided by the Global Companies and to give good and sufficient releases therefore, to endorse any checks, drafts or other orders for the payment of monies payable in payment thereof and, in its discretion, to file any claims or take any action or proceeding, either in its own name or in the name of the Borrowers, or otherwise, which the Secured Party may deem necessary or advisable. It is expressly understood and agreed, however, that the Secured Party shall not be required or obligated in any manner to make any inquiries as to the nature or sufficiency of any payment received by any of them or to present or file any claims or take any other action to collect or enforce a payment of any amounts which may have been assigned to any bank or to which any bank may be entitled hereunder at any time or times. Secured Party may sell all or any part of the Collateral, as reasonably necessary to satisfy the obligations of Borrowers hereunder to Secured Party, either by public auction, private sale, or any other reasonable method of disposition. Nothing in this Section 5.12.1 shall be construed to limit any of Secured Party's rights in connection with any of the Collateral as provided herein.

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                           5.9.2. The Secured Party is hereby irrevocably
appointed the true and lawful attorney-in-fact of the Borrowers in the Borrower's name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the Collateral thus sold and for such other purposes as are necessary or desirable to effectuate the provisions of this Agreement, and for that purpose it may execute and deliver all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more persons or entities with like power, the Borrowers hereby ratifying and confirming all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof; but if so requested by the Secured Party or by any purchaser, the Borrowers shall ratify and confirm any such sale or transfer by executing and delivering to the Secured Party or such purchaser all property, deeds, bills of sale, instruments of assignment and transfer and releases as may be designated in any such request;

                           5.9.3. All right, title, interest, claim and demand
whatsoever, either in law or in equity or otherwise, of the Borrowers of, in and to the Collateral so sold shall be divested and such sale shall be a perpetual bar both at law and in equity against the Borrowers, its successors and assigns, and against any and all persons or entities claiming or who may claim the Collateral sold or any part thereof, from, through or under the Borrowers or such entities, its successors or assigns.

                           5.9.4. The receipt of the Secured Party or of the
officers thereof making such sale or such assignment shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers, and his, its or their assigns or personal representatives shall not, after paying such purchase money and receiving such receipt of the Secured Party or of such officers thereof, be obligated to see to the application of such purchase money or be in anywise answerable for any loss, misapplication or non-application, thereof. The Borrowers shall remain liable for any deficiency resulting from a sale of the Collateral and shall pay any such deficiency forthwith on demand.

         6. Attorneys' Fees.

         In the event arbitration, suit or action is brought by any party under this Agreement to enforce any of its terms, and in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys' fees to be fixed by the arbitrator, trial court, or appellate court.

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         7. Remedies Cumulative.

         Each remedy provided in this Agreement is distinct and cumulative to all other rights or remedies under this Agreement or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order.

         8. Further Assurances.

         The Parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of the Agreement, including, but not limited to, executing such financing statements, as the Secured Party may deem necessary and appropriate to protect its interests.

         9. Notices and Delivery.

         Any notices permitted or required under this Agreement shall be deemed given forty-eight (48) hours after delivery by express overnight delivery service, addressed as follows:

if to Secured Party:

         Brookfield Investments Ltd.
         Twin Tower Two
         Jabotinski Street
         Ramat Gan, Israel
         Attn:  President

if to Borrowers:

         Global Asset Holdings, Inc.
         11900 Biscayne Boulevard
         Suite 262
         Miami, FL 33181
         Attn:  Chief Executive Officer

With a copy to:

         Parker Duryee Rosoff & Haft, P.C.
         529 Fifth Avenue
         New York, NY 10017
         Attention:  Michael D. DiGiovanna, Esq.


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         10. Entire Agreement.

         This Agreement and the Note contain the entire understanding between the Parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Agreement.

         11. Agreement Binding.

         This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the Parties hereto.

         12. Amendment and Modification.

         Subject to applicable law, this Agreement may be amended, modified, or supplemented only by a written agreement signed by the Parties.

         13. Law Governing.

         This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to the conflicts of laws provisions thereof.

         14. Severability.

         If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

         15. Titles and Captions.

         All section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor effect the interpretation of this Agreement.

         16. Counterparts.

         The Agreement may be signed in one or more counterparts, each of which shall be deemed an original. Furthermore, facsimile copies shall be deemed the same as originals. The Agreement shall be deemed fully executed and effective when all Parties have executed at least one of the counterparts, even though no single counterpart bears all such signatures.


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         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

                                 SECURED PARTY:

                                 BROOKFIELD INVESTMENTS LTD.


                                 By:
                                     ------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------

                                 BORROWERS:

                                 GLOBAL ASSET HOLDINGS, INC.


                                 By:
                                     ------------------------------------------
                                 Name:
                                       ----------------------------------------
                                 Title:
                                        ---------------------------------------


                                 NATIONAL ONLINE COMMUNICATIONS, INC.


                                 By:
                                    -------------------------------------------
                                 Note:
                                       ----------------------------------------
                                 Title:
                                       ----------------------------------------


                                 ONE WORLD PUBLIC COMMUNICATIONS, INC.


                                 By:
                                    -------------------------------------------
                                 Note:
                                       ----------------------------------------
                                 Title:
                                       ----------------------------------------


                                 SAVONCALLING.COM, INC.


                                 By:
                                    -------------------------------------------
                                 Note:
                                       ----------------------------------------
                                 Title:
                                       ----------------------------------------


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                                                                     Exhibit 1

                             Form of Promissory Note



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